UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2017, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) in Elgin, Illinois. At the Annual Meeting, the Company’s stockholders voted on six proposals and cast their votes as described below. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on March 30, 2017.

1. ELECTION OF DIRECTORS

Proposal one was the election of seven (7) directors. The shares present were voted as follows:

Nominees	For	Withhold	Broker Non-Votes

Selim A. Bassoul	46,271,242	781,356	4,849,390
Sarah Palisi Chapin	45,933,614	1,118,984	4,849,390
Robert B. Lamb	46,484,259	568,339	4,849,390
Cathy L. McCarthy	46,806,973	245,625	4,849,390
John R. Miller III	44,547,016	2,505,582	4,849,390
Gordon O’Brien	45,813,347	1,239,251	4,849,390
Nassem Ziyad	46,787,578	265,020	4,849,390

Pursuant to the foregoing votes, all seven nominees listed above were elected to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2018 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal two was the ratification of Ernst & Young LLP as independent public accountant of the Company for the current fiscal year ending December 30, 2017. The shares present were voted as follows:

FOR: 51,635,594	AGAINST: 216,051	ABSTAIN: 50,343	BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal two was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal three was the approval, by an advisory vote, of the 2016 compensation of the Company’s named executive officers. The shares present were voted as follows:

FOR: 37,978,254	AGAINST: 8,988,121	ABSTAIN: 86,223	BROKER NON-VOTES: 4,849,390

Pursuant to the foregoing votes, proposal three was approved on an advisory basis.

4. ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal four was the approval, by an advisory vote, of the frequency of future advisory votes on executive compensation. The shares present were voted as follows:

1 YEAR: 43,102,418	2 YEARS: 19,179	3 YEARS: 3,880,322	ABSTAIN: 50,679

The Company will hold an advisory vote on executive compensation every year until the next required non-binding, advisory vote on the frequency of the advisory vote on executive compensation.

5.  APPROVAL OF AN AMENDMENT TO AUTHORIZE ADDITIONAL SHARES UNDER THE COMPANY’S 2011 LONG-TERM INCENTIVE PLAN

Proposal five was the approval of an amendment to authorize additional shares under the Company’s 2011 Long-Term Incentive Plan. The shares present were voted as follows:

FOR: 43,357,449	AGAINST: 3,617,777	ABSTAIN: 77,372	BROKER NON-VOTES: 4,849,390

 Pursuant to the foregoing votes, proposal five was approved.

6. STOCKHOLDER PROPOSAL REGARDING SUSTAINABILITY REPORTING

Proposal six was a stockholder proposal regarding sustainability reporting. The shares present were voted as follows:

FOR: 20,507,833	AGAINST: 25,468,109	ABSTAIN: 1,076,656	BROKER NON-VOTES: 4,849,390

Pursuant to the foregoing votes, proposal six was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: May 11, 2017	By:	/s/ Timothy J. FitzGerald
	Name:	Timothy J. FitzGerald
	Title:	Vice President and Chief Financial Officer